EXHIBIT 32.1

Photozou Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Photozou Holdings, Inc. (the Company) on Form 10-Q for the quarterly period ended August 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Koichi Ishizuka, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Koichi Ishizuka and will be retained by Photozou Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2024

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Photozou Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Photozou Holdings, Inc. (the Company) on Form 10-Q for the quarterly period ended August 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Yuko Takeuchi, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Yuko Takeuchi and will be retained by Photozou Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 13, 2024

By: /s/ Yuko Takeuchi

Yuko Takeuchi,

Chief Financial Officer

(Principal Financial Officer)